FIRST AMENDMENT
TO THE
PNM RESOURCES, INC.
2024 OFFICER ANNUAL INCENTIVE PLAN
PNM Resources, Inc. previously adopted the 2024 Officer Annual Incentive Plan (the “Plan”). PNM Resources, Inc. was subsequently renamed as TXNM Energy, Inc. (the “Company”). By this instrument, the Company desires to amend the Plan as set forth below.
1.This First Amendment shall be effective as of the date executed below.
2.Table 3 (Award Levels Table) of Attachment A to the Plan is hereby amended and restated to read as attached as Exhibit 1 hereto.
3.This First Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended shall be considered in full force and effect. Notwithstanding the foregoing, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this First Amendment.
IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized representative on this 12th day of September , 2024.
TXNM RESOURCES, INC.

By:    /s / Patricia K. Collawn
Patricia K. Collawn
Its: Chief Executive Officer

Exhibit 1
Award Levels Table
(Table 3)

Award Levels	Threshold	Target	Maximum
CEO	57.5%	115%	230%
Mr. Tarry	35% from January 1, 2024 through June 30, 2024 and 37.5% from July 1, 2024 through end of Performance Period	70% from January 1, 2024 through June 30, 2024 and 75% from July 1, 2024 through end of Performance Period	140% from January 1, 2024 through June 30, 2024 and 150% from July 1, 2024 through end of Performance Period
General Counsel, Senior Vice President Regulatory and Public Policy	35%	70%	140%
Ms. Eden	30% from January 1, 2024 through June 30, 2024 and 32.5% from July 1, 2024 through end of Performance Period	60% from January 1, 2024 through June 30, 2024 and 65% from July 1, 2024 through end of Performance Period	120% from January 1, 2024 through June 30, 2024 and 130% from July 1, 2024 through end of Performance Period
All other SVPs	27.5%	55%	110%
VP, NM Operations (as of April 27, 2024) and VP, Human Resources	25%	50%	100%
All other VPs	22.5%	45%	90%